SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant

To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report	December 30, 2002
(Date of earliest event reported)	(December 23, 2002)

Protection One, Inc.	Protection One Alarm Monitoring, Inc.
(Exact Name of Registrant as Specified in Charter)	(Exact Name of Registrant as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

0-247802	33-73002-1
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

818 S. Kansas Avenue	818 S. Kansas Avenue
Topeka, Kansas 66612	Topeka, Kansas 66612
(Address of Principal Executive Offices, Including Zip Code)	(Address of Principal Executive Offices, Including Zip Code)

(785) 575-1707	(785) 575-1707
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

PROTECTION ONE, INC.

Item 5.    Other Events

On December 23, 2002, the Kansas Corporation Commission issued an order modifying an order issued November 8, 2002 addressing the financial plan of Westar Energy, Inc., the 88% owner of Protection One. Among other things, the new order requires that no later than August 1, 2003, Westar Energy transfer certain of its utility operations to a utility only subsidiary and that the consolidated debt of all of Westar Energy’s utility businesses not exceed $1.67 billion. Provisions of the December 23, 2002 order that may potentially affect Protection One include, but are not limited to, those described in paragraphs 11, 16, 32, 38, 42, 51, 52, 60, 70-73, and 75-80. A copy of the new order is attached to this report.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit 99.1-Kansas Corporation Commission Order dated December 23, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protection One, Inc.

Date: December 30, 2002	By:	/S/ DARIUS G. NEVIN
Darius G. Nevin
Executive Vice President and Chief Financial Officer

Protection One Alarm Monitoring, Inc.

Date: December 30, 2002	By:	/S/ DARIUS G. NEVIN
Darius G. Nevin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Kansas Corporation Commission Order dated December 23, 2002